Significant events and changes in the current reporting period	6 Months Ended
Jun. 30, 2024
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Disclosure of changes in accounting policies, accounting estimates and errors [text block]
2. Significant events and changes in the current reporting period
The following significant events or transactions occurred during the three and six months ended June 30, 2024.
On January 22, 2024, the Group closed an offering of 18,313,750 ordinary shares with a public offering price of $11.00 per ordinary share. The Group received gross proceeds of €185.0 million less transaction costs of €11.5 million, resulting in an increase in share capital of €183 thousand and share premium of €173.3 million.
Macroeconomic environment
Currently, multiple global uncertainties are existing.
The conflict between Russia and Ukraine and the Palestinian-Israeli conflict have resulted, and may further result, in significant disruption, instability and volatility in global markets, as well as higher energy and other commodity prices. Since the Company is not currently conducting any business or receiving any material services from vendors located in Russia, Ukraine or Israel, it does not expect that the ongoing conflicts will have a direct impact on its operations in the near term. However, the Company may be indirectly affected by price increases or certain policy changes, such as new tax legislation, economic sanctions and comparable measures. While the conflicts are currently not expected to have a direct impact on the Company, this may change in case of further expansion of the scale of the conflicts. In addition, other geopolitical instabilities might impact the Group in the future.